SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2013

WMX Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-54434	05-0554762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Fairway Drive, Suite 302, Deerfield Beach, FL	33441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617.501.6766

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 – Securities And Trading Markets

ITEM 3.03 Material Modification of Rights of Security Holders

On March 21, 2013, we filed Articles of Amendment (the “Amendment”) to our Articles of Incorporation with the Secretary of State of Florida which:

▪ effects a 1:4000 reverse stock split of our issued and outstanding common stock and Series A Convertible Preferred Stock (the “Reverse Stock Split”);

▪ reduces the number of authorized shares of common stock from 1,800,000,000 shares to 450,000 shares; and

▪ reduces the number of authorized shares of preferred stock from 40,000,000 shares to 10,000 shares.

Our Board of Directors approved the Amendment on March 18, 2013 and no shareholder approval was required under Florida law.

The effective date of the Amendment, including the Reverse Stock Split, will be determined by FINRA after a review of the corporate action. As a result of the Reverse Stock Split, each 4000 shares of our common stock and Series A Convertible Preferred Stock issued and outstanding on the effective date of the Reverse Stock Split will become one share of our common stock and one share of our Series A Preferred Stock. No fractional shares of common stock and Series A Convertible Preferred Stock will be issued to any shareholder in connection with the Reverse Stock Split and all fractional shares which might otherwise be issuable will be rounded up to the nearest whole share.

On the effective date, our CUSIP number will change to 92936S 203 and our common stock, which is quoted on the OTCQB under the symbol “WMXG,” will be quoted on a post-split basis under the symbol “WMXGD” for 20 business days, after which time the symbol will revert back to WMXG.

After the effective date of the Reverse Stock Split, each certificate representing shares of pre-Reverse Stock Split common stock will be deemed to represent one-4000th of a share of our post-Reverse Stock Split common stock, subject to rounding for fractional shares, and the records of our transfer agent will be adjusted to give effect to the Reverse Stock Split. Following the effective date of the Reverse Stock Split, the share certificates representing the pre-Reverse Stock Split common stock will continue to be valid for the appropriate number of shares of post-Reverse Stock Split common stock, adjusted for rounding. Certificates representing shares of the post-Reverse Stock Split will be issued in due course as certificates for pre-Reverse Stock Split common shares are tendered for exchange or transfer to our transfer agent.

SECTION 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The information set forth in Item 3.03 above is hereby incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMX Group Holdings, Inc.

/s/ Thomas Guerriero

Thomas Guerriero

Chief Executive Officer

Date: March 27, 2013

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